                                                                  Exhibit 1
                                                                  ---------
                                    AGREEMENT
                                    ----------

          This will confirm the agreement by and among all the undersigned that the Schedule 13D filed on or about this date with respect to the beneficial ownership of the undersigned of shares of the common stock of the Company is being filed on behalf of each of the individuals named below. This Agreement may be executed in two or more counterparts, each of which be deemed an original, but all of which together shall constitute one and the same instrument.


     Dated:  February 5, 1997           /s/ Irwin L. Jacobs
                                        ------------------------------
                                        Irwin L. Jacobs

                                        /s/ Alexandra Jacobs
                                        -----------------------------------
                                        Alexandra Jacobs

                                        /s/ Melinda A. Jacobs-Grodnick
                                        -----------------------------------
                                        Melinda A. Jacobs-Grodnick

                                        /s/ Randi F. Jacobs
                                        -----------------------------------
                                        Randi F. Jacobs

                                        /s/ Trisha L. Jacobs
                                        -----------------------------------
                                        Trisha L. Jacobs

                                        Irwin L. Jacobs Irrevocable Trust
                                        FBO Melinda A. Jacobs-Grodnick

                                        By: /s/ David Mahler
                                            -------------------------------
                                             David Mahler, Trustee

                                        Irwin L. Jacobs Irrevocable Trust
                                        FBO Randi F. Jacobs

                                        By: /s/ David Mahler
                                            -------------------------------
                                             David Mahler, Trustee

                                        Irwin L. Jacobs Irrevocable Trust
                                        FBO Trisha L. Jacobs

                                        By: /s/ David Mahler
                                            -------------------------------
                                             David Mahler, Trustee

                                        Jacobs Management Corporation

                                        By: /s/ Irwin L. Jacobs
                                            -------------------------------
                                             Irwin L. Jacobs, President

                                        /s/ Roger R. Cloutier, II
                                        -----------------------------------
                                        Roger R. Cloutier, II

                                        /s/ Daniel T. Lindsay
                                        -----------------------------------
                                        Daniel T. Lindsay

                                        /s/ Grant E. Oppegaard
                                        -----------------------------------
                                        Grant E. Oppegaard





      NYFS05...:\40\63840\0001\1798\SCHD106R.12B